Exhibit 10.03

EXECUTION COPY

SERIES 2005-1 SUPPLEMENT

Dated as of June 29, 2005

to

INDENTURE

Dated as of October 16, 2000

TRUCK RETAIL INSTALMENT PAPER CORP.

as Issuer

and

THE BANK OF NEW YORK,

as Indenture Trustee

TRUCK RETAIL INSTALMENT PAPER CORP.

SERIES 2005-1 NOTES

EXHIBITS

Exhibit A-I	Form of Class A Rule 144A Global Note
Exhibit A-2	Form of Class A Regulation S Global Note
Exhibit A-3	Form of Euroclear/Clearstream Certification
Exhibit A-4	Form of Regulation S. Certification
Exhibit B-1	Form of Class B Rule 144A Global Note
Exhibit B-2	Form of Class B Regulation S Global Note
Exhibit B-3	Form of Euroclear/Clearstream Certification
Exhibit B-4	Form of Regulation S Certification
Exhibit C	Form of Monthly Payment Date Statement
Exhibit D	Form of Supplement No. 3 to Indenture
Schedule 1	Series 2005-1 Accounts

THIS SERIES SUPPLEMENT, dated as of June 29, 2005 (as amended, supplemented or otherwise modified, this “Series Supplement”) to the Indenture dated as of October 16, 2000 (as amended, supplemented or otherwise modified, the “Indenture”), between TRUCK RETAIL INSTALMENT PAPER CORP., a Delaware corporation (the “Issuer”) and THE BANK OF NEW YORK, a New York banking corporation, as Indenture Trustee (as indenture trustee and not in its individual capacity, the “Indenture Trustee”).

Section 2.1 of the Indenture provides that the Issuer may from time to time issue one or more new Series of Notes. The principal terms of any new Series of Notes are to be set forth in a Series Supplement. Pursuant to this Series Supplement, the Issuer and the Indenture Trustee shall create the Series 2005-1 Notes and specify the principal terms thereof. The Servicer is acknowledging this Series Supplement and agrees to comply with the terms hereof applicable to the Servicer.

ARTICLE I

DEFINITIONS

(a) Capitalized terms not otherwise defined herein shall have the respective meanings assigned them in Part I of Appendix A to the Indenture. Whenever used in this Series Supplement, the following words shall have the following meanings:

“Aged Pool Period” shall mean a period of time beginning on any date when in excess of 25% of the Issuer Receivables (measured by Pool Balance) as of such date is represented by Receivables which have been Issuer Receivables for at least seven continuous months and ending on the first Sale Date thereafter on which the Issuer sells in excess of 50% of the Issuer Receivables (measured by Pool Balance).

“Aggregate Issuer Net Losses” shall mean, with respect to a Monthly Period, the result of (i) the aggregate Contract Values of all Issuer Receivables newly designated during such Monthly Period as Liquidating Receivables minus (ii) Liquidation Proceeds collected during such Monthly Period with respect to all Liquidating Receivables which were Issuer Receivables during such Monthly Period.

“Amendment Effective Date” shall mean the date on which the Series 2000-1 Notes have been redeemed in full and are no longer outstanding.

“Class A Holder” shall mean a Holder of a Class A Note.

“Class A Interest Distributable Amount” shall mean, with respect to any Payment Date, the sum of (1) the product of (A) the sum of (i) the outstanding principal balance of the Class A Notes on the preceding Payment Date after giving effect to all payments of principal in respect of the Class A Notes on such preceding Payment Date (or, in the case of the Initial Payment Date, the outstanding principal balance on the Series Issuance Date for the Series 2005-1 Notes) and (ii) the aggregate amount of accrued and unpaid interest owed with respect to the Class A Notes as of the preceding Payment Date and (B) the product of the Class A Note Rate for the related Payment Period and a fraction, the numerator of which is the actual number of days in such Payment Period and the denominator of which is 360 and (2) the excess of the Class A Interest Distributable Amount for the prior Payment Date over the amount that was actually deposited in the Series 2005-1 Note Distribution Account on the Business Day preceding such Payment Date in respect of interest on the Class A Notes.

“Class A Note” shall have the meaning given to such term in Section 2.01 hereof.

“Class A Note Rate” shall mean (i) with respect to the initial Payment Period, 3.59563%, (ii) with respect to any Payment Period thereafter which begins before the Targeted Final Payment Date for the Series 2005-1 Notes, One-Month LIBOR for such Payment Period plus 0.27% and (iii) with respect to any Payment Period which begins on or after the Targeted Final Payment Date for the Series 2005-1 Notes, One-Month LIBOR for such Payment Period plus 0.54%.

“Class B Holder” shall mean a Holder of a Class B Note.

“Class B Interest Distributable Amount” shall mean, with respect to any Payment Date, the sum of (1) the product of (A) the sum of (i) the outstanding principal balance of the Class B Notes on the preceding Payment Date after giving effect to all payments of principal in respect of the Class B Notes on such preceding Payment Date (or, in the case of the Initial Payment Date, the outstanding principal balance on the Series Issuance Date for the Series 2005-1 Notes) and (ii) the aggregate amount of accrued and unpaid interest owed with respect to the Class B Notes as of the preceding Payment Date and (B) the product of the Class B Note Rate for the related Payment Period and a fraction, the numerator of which is the actual number of days in such Payment Period and the denominator of which is 360 and (2) the excess of the Class B Interest Distributable Amount for the prior Payment Date over the amount that was actually deposited in the Series 2005-1 Note Distribution Account on the Business Day preceding such Payment Date in respect of interest on the Class B Notes.

“Class B Note” shall have the meaning given to such term in Section 2.01 hereof.

“Class B Note Rate” shall mean (i) with respect to the initial Payment Period, 3.82563%, (ii) with respect to any Payment Period thereafter which begins before the Targeted Final Payment Date for the Series 2005-1 Notes, One-Month LIBOR for such Payment Period plus 0.50% and (iii) with respect to any Payment Period which begins on or after the Targeted Final Payment Date for the Series 2005-1 Notes, One-Month LIBOR for such Payment Period plus 1.00%.

“Combined Three-Month Net Loss Percentage” shall mean, for any Reference Date, the percentage equivalent of a fraction, the numerator of which is equal to Combined Three-Month Net Losses for that Reference Date and the denominator of which is equal to Three-Month Liquidations for the Monthly Period ending on such Reference Date minus Combined Three-Month Net Losses for that Reference Date.

“Combined Three-Month Net Losses” shall mean, for any Reference Date, for all Receivables in the Navistar Serviced Portfolio written off during the Monthly Period ending on such Reference Date and the two Monthly Periods preceding such Monthly Period, the sum of (A) the unpaid principal plus accrued and unpaid interest on such Receivables at the time of repossession of the truck(s), bus(es) or trailer(s) securing all such written off Receivables, net of all recoveries with respect to such Receivables and (B) the net losses of International (determined on the basis of International’s normal practices) on the Navistar Serviced Portfolio.

“Combined Twelve-Month Net Loss Percentage” shall mean for any Reference Date, the percentage equivalent of a fraction, the numerator of which is equal to Combined Twelve-Month Net Losses for that Reference Date and the denominator of which is equal to Twelve-Month Liquidations for the Monthly Period ending on such Reference Date minus Combined Twelve-Month Net Losses for that Reference Date.

“Combined Twelve-Month Net Losses” shall mean, for any Reference Date, for all Receivables in the Navistar Serviced Portfolio written off during the Monthly Period ending on such Reference Date and the eleven Monthly Periods preceding such Monthly Period, the sum of (A) the unpaid principal plus accrued and unpaid interest at the time of repossession of the truck(s), bus(es) or trailer(s) securing all such written off Receivables, net of all recoveries with respect to such Receivables and (B) the net losses of International (determined on the basis of International’s normal practices) on the Navistar Serviced Portfolio.

“Distribution Compliance Period” shall have the meaning set forth in Section 6.02.

“Exchange Date” shall have the meaning set forth in Section 2.02(e).

“Initial Payment Date” shall mean July 15, 2005.

“Issuer Delinquency Percentage” shall mean, with respect to a Monthly Period, the aggregate Contract Value of all Issuer Receivables which are 60 days or more past due as of the last day of such Monthly Period, as determined in accordance with the Servicer’s normal practices, expressed as a percentage of the aggregate Contract Value of all Issuer Receivables as of the last day of such Monthly Period.

“Issuer Net Loss Percentage” shall mean, with respect to a date of determination, the product (expressed as a percentage) of (A) twelve and (B) a fraction, the numerator of which is equal to the sum of the Aggregate Issuer Net Losses plus Liquidation Proceeds for each of the Monthly Periods which are the sixth, fifth and fourth Monthly Periods preceding the Monthly Period in which such determination date occurs, minus the sum of the Liquidation Proceeds for the Monthly Periods which are the second, third and fourth Monthly Periods preceding the Monthly Period in which such determination date occurs, and the denominator of which is the sum of the Contract Value of all Receivables owned directly or indirectly by the Issuer as of the last day of each of the seventh, sixth and fifth Monthly Periods preceding the Monthly Period in which such determination date occurs.

“NSP Delinquency Percentage” shall mean, with respect to a Monthly Period, the aggregate Contract Value of all Receivables in the Navistar Serviced Portfolio which are 61 days or more past due as of the last day of such Monthly Period, as determined in accordance with the Servicer’s normal practices, expressed as a percentage of the aggregate Contract Value of all Receivables in the Navistar Serviced Portfolio as of the last day of such Monthly Period.

“Purchase Agreement” shall mean the Purchase Agreement, dated June 16, 2005, by and among Navistar Financial, the Issuer and J.P. Morgan Securities Inc., as representative of the several initial purchasers.

“Redemption Price” shall have the meaning set forth in Section 6.01 hereof.

“Required Floor Percentage” means as of any Reference Date the percentage set forth in the following chart under the column headed “Required Floor Percentage” in the highest category (category 1 being the lowest and category 9 being the highest) into which one or more of the Combined Three-Month Net Loss Percentage, the Three-Month Delinquency Percentage and the Combined Twelve-Month Net Loss Percentage fell as of the Reference Date with respect to the most recent Calculation Date:

(A) if occurring before the Amendment Effective Date:

Category	Combined Three-Month Net Loss Percentage	Three-Month Delinquency Percentage	Combined Twelve-Month Net Loss Percentage	Required Floor Percentage
1.	< or = 3.500%	< or = 2.000%	< or = 3.000%	4.00%
2.	3.501% to 4.250%	2.001% to 2.500%	3.001% to 3.500%	4.00%
3.	4.251% to 5.000%	2.501% to 3.000%	3.501% to 4.000%	5.00%
4.	5.001% to 5.750%	3.001% to 3.500%	4.001% to 4.500%	6.00%
5.	5.751% to 6.500%	3.501% to 4.000%	4.501% to 5.000%	7.00%
6.	6.501% to 7.250%	4.001% to 4.500%	5.001% to 5.500%	8.00%
7.	7.251% to 8.000%	4.501% to 5.000%	5.501% to 6.000%	9.00%
8.	8.001% to 8.750%	5.001% to 5.500%	6.001% to 6.500%	10.00%
9.	= or > 8.751%	= or > 5.501%	= or > 6.501%	11.00%

or (B) if occurring on or after the Amendment Effective Date:

Category	Combined Three-Month Net Loss Percentage	Three-Month Delinquency Percentage	Combined Twelve-Month Net Loss Percentage	Required Floor Percentage
1.	< or = 3.000%	< or = 1.000%	< or = 2.000%	4.00%
2.	3.001% - 3.250%	1.001% - 1.500%	2.001% - 2.500%	4.00%
3.	3.251% - 3.500%	1.501% - 2.000%	2.501% - 3.000%	4.00%
4.	3.501% - 4.250%	2.001% - 2.500%	3.001% - 3.500%	4.00%
5.	4.251% - 5.000%	2.501% - 3.000%	3.501% - 4.000%	5.00%
6.	5.001% - 5.750%	3.001% - 3.500%	4.001% - 4.500%	6.00%
7.	5.751% - 6.500%	3.501% - 4.000%	4.501% - 5.000%	7.00%
8.	6.501% - 7.250%	4.001% - 4.500%	5.001% - 5.500%	8.00%
9.	7.251% - 8.000%	4.501% - 5.000%	5.501% - 6.000%	9.00%
10.	8.001% - 8.750%	5.001% - 5.500%	6.001% - 6.500%	10.00%
11.	= or > 8.751%	= or > 5.501%	= or > 6.501%	11.00%

“Required Reserve Percentage” means as of any Reference Date the percentage set forth in the following chart under the column headed “Required Reserve Percentage” in the highest category (category 1 being the lowest and category 9 being the highest) into which one or more of the Combined Three-Month Net Loss Percentage, the Three-Month Delinquency Percentage and the Combined Twelve-Month Net Loss Percentage fell as of the Reference Date with respect to the most recent Calculation Date:

(A) if occurring before the Amendment Effective Date:

Category	Combined Three-Month Net Loss Percentage	Three-Month Delinquency Percentage	Combined Twelve-Month Net Loss Percentage	Required Reserve Percentage
1.	< or = 3.500%	< or = 2.000%	< or = 3.000%	7.00%
2.	3.501% to 4.250%	2.001% to 2.500%	3.001% to 3.500%	10.00%
3.	4.251% to 5.000%	2.501% to 3.000%	3.501% to 4.000%	13.00%
4.	5.001% to 5.750%	3.001% to 3.500%	4.001% to 4.500%	16.00%
5.	5.751% to 6.500%	3.501% to 4.000%	4.501% to 5.000%	19.00%
6.	6.501% to 7.250%	4.001% to 4.500%	5.001% to 5.500%	22.00%
7.	7.251% to 8.000%	4.501% to 5.000%	5.501% to 6.000%	25.00%
8.	8.001% to 8.750%	5.001% to 5.500%	6.001% to 6.500%	28.00%
9.	= or > 8.751%	= or > 5.501%	= or > 6.501%	31.00%

or (B) if occurring on or after the Amendment Effective Date:

Category	Combined Three-Month Net Loss Percentage	Three-Month Delinquency Percentage	Combined Twelve-Month Net Loss Percentage	Required Reserve Percentage
1.	< or = 3.000%	< or = 1.000%	< or = 2.000%	5.50%
2.	3.001% - 3.250%	1.001% - 1.500%	2.001% - 2.500%	6.50%
3.	3.251% - 3.500%	1.501% - 2.000%	2.501% - 3.000%	7.00%
4.	3.501% - 4.250%	2.001% - 2.500%	3.001% - 3.500%	10.00%
5.	4.251% - 5.000%	2.501% - 3.000%	3.501% - 4.000%	13.00%
6.	5.001% - 5.750%	3.001% - 3.500%	4.001% - 4.500%	16.00%
7.	5.751% - 6.500%	3.501% - 4.000%	4.501% - 5.000%	19.00%
8.	6.501% - 7.250%	4.001% - 4.500%	5.001% - 5.500%	22.00%
9.	7.251% - 8.000%	4.501% - 5.000%	5.501% - 6.000%	25.00%
10.	8.001% - 8.750%	5.001% - 5.500%	6.001% - 6.500%	28.00%
11.	= or > 8.751%	= or > 5.501%	= or > 6.501%	31.00%

“Reserve Account Trigger Event” will occur if, as of the date of determination thereof, an Aged Pool Period is in effect on such date and (i) the Issuer Net Loss Percentage as of the most recent Reference Date for which the data used to determine such percentage is available and has been distributed to the Series 2005-1 Holders exceeds 1.5% or (ii) the average of the Issuer Delinquency Percentages for the three most recent Monthly Periods for which the data used to determine such percentages is available and has been distributed to the Series 2005-1 Holders exceeds 2.0%.

“Reserve Accounts” shall mean the Series 2005-1 Interest Reserve Account and the Series 2005-1 Loss Reserve Account.

“Series 2005-1 EFA Deposit Amount” shall mean, with respect to any Payment Date, the excess, if any, of the aggregate outstanding principal balance of the Series 2005-1 Notes as of the related Reference Date over the product of (i) the Series Allocation Percentage for the Series 2005-1 Notes as of such Payment Date and (ii) the Borrowing Base as of such Payment Date.

“Series 2005-1 Holders” shall mean the Holders of the Series 2005-1 Notes.

“Series 2005-1 Interest Reserve Account” shall have the meaning set forth in Section 3.04(c).

“Series 2005-1 Interest Reserve Deposit Amount” shall mean, with respect to any Payment Date, the excess, if any, of the Series 2005-1 Interest Reserve Specified Balance for such Payment Date over the amount on deposit in the Series 2005-1 Interest Reserve Account at the close of business on the day preceding such Payment Date.

“Series 2005-1 Interest Reserve Specified Balance” shall mean, as of any date of determination during a Payment Period, the product of (a) 0.25% plus the Weighted Average Interest Rate for such payment period minus One-Month LIBOR for such Payment Period and (b) the outstanding principal balance of the Series 2005-1 Notes.

“Series 2005-1 Interest Reserve Withdrawal Amount” shall mean (1) for any Payment Date prior to the Series 2005-1 Principal Payment Commencement Date, the sum of (A) (i) the product of (a) the Class A Interest Distributable Amount with respect to such Payment Date plus the Class B Interest Distributable Amount with respect to such Payment Date and (b) the Weighted Average Excess Funding Account Balance for the related Monthly Period divided by the Weighted Average Notes Principal Balance for such Monthly Period minus (ii) the product of (a) Weighted Average Series Allocation Percentage for such Monthly Period and (b) investment earnings on the Excess Funding Account for such Monthly Period and (B) the excess, if any, of (a) the amount on deposit in the Series 2005-1 Interest Reserve Account as of such Payment Date over (b) the Series 2005-1 Interest Reserve Specified Balance as of such Payment Date less the amount specified in clause (A) of this definition for such Payment Date; provided that the Series 2005-1 Interest Reserve Withdrawal Amount may not be less than zero, and (2) for any Payment Date on or after the Series 2005-1 Principal Payment Date, the balance of the Series 2005-1 Interest Reserve Account.

“Series 2005-1 Loss Reserve Account” shall have the meaning set forth in Section 3.04(b).

“Series 2005-1 Loss Reserve Deposit Amount” shall mean, with respect to any Payment Date, the excess, if any of the Series 2005-1 Loss Reserve Specified Balance as of such Payment Date over the amount on deposit in the Series 2005-1 Loss Reserve Account at the close of business on the day preceding such Payment Date.

“Series 2005-1 Loss Reserve Specified Balance” means, as of any date of determination, the lesser of (i) the Series Aggregate Discounted Asset Balance with respect to the Series 2005-1 Notes on such date and (ii) the greater of (A) the product of (1) the Required Reserve Percentage as of the most recent Reference Date for which the data used to determine such percentage is available and has been distributed to the Series 2005-1 Holders and (2) such Series Aggregate Discounted Asset Balance, and (B) the product of (1) the Required Floor Percentage as of the most recent Reference Date for which the data used to determine such percentage is available and has been distributed to the Series 2005-1 Holders and (2) the highest Series Aggregate Discounted Asset Balance with respect to the Series 2005-1 Notes since the date of the most recent sale of Receivables by the Issuer; provided, however, that if a Reserve Account Trigger Event has occurred and is continuing on such date, each percentage in clauses (ii)(A)(1) and (ii)(B)(1) above shall equal the sum of 3.00% and such percentage.

“Series 2000-1 Notes” shall mean the Series 2000-1 Floating Rate Asset Backed Notes issued by the Issuer pursuant to the Indenture and the Series 2000-1 Supplement, dated as of October 16, 2000, between the Issuer and the Indenture Trustee.

“Series 2005-1 Notes” shall have the meaning set forth in Section 2.01(a) hereof.

“Series 2005-1 Note Distribution Account” shall have the meaning set forth in Section 3.04(a) hereof.

“Series 2005-1 Principal Payment Commencement Date” shall mean the earlier of the Targeted Final Payment Date for the Series 2005-1 Notes and the Amortization Date, if any.

“Three-Month Delinquency Percentage” shall mean, with respect to any Reference Date, the average of the NSP Delinquency Percentages for the Monthly Period ending on such Reference Date and the two preceding Monthly Periods.

“Three-Month Liquidations” shall mean, for any Reference Date, the Gross Balance of all Receivables in the Navistar Serviced Portfolio outstanding on the date that is two Monthly Periods preceding the beginning of that Monthly Period plus the Gross Balance of all Receivables added to the Navistar Serviced Portfolio during that Monthly Period and the two Monthly Periods preceding the beginning of that Monthly Period minus the Gross Balance of all Receivables in the Navistar Serviced Portfolio outstanding at the end of such Monthly Period.

“Twelve-Month Liquidations” shall mean for any Monthly Period, the Gross Balance of all Receivables in the Navistar Serviced Portfolio outstanding on the date that is eleven Monthly Periods preceding the beginning of that Monthly Period plus the Gross Balance of all Receivables added to the Navistar Serviced Portfolio during that Monthly Period and the eleven Monthly Periods preceding the beginning of that Monthly Period minus the Gross Balance of all Receivables in the Navistar Serviced Portfolio outstanding at the end of that Monthly Period.

“U.S. Person” shall have the meaning set forth in Rule 902 under the Securities Act.

“Weighted Average Class Percentage” shall mean, for any Payment Period with respect to the Class A Notes or the Class B Notes, the aggregate outstanding principal balance of such class on the first day of the Payment Period divided by the aggregate outstanding principal balance of the Series 2005-1 Notes on the first day of the Payment Period, after giving effect to any payment to be made to the Series 2005-1 Holders on such date.

“Weighted Average EFA Balance” shall mean, for any Monthly Period, the result of (i) the sum of the balance in the Excess Funding Account at the close of business on each Business Day during such Monthly Period divided by (ii) the actual number of Business Days during such Monthly Period.

“Weighted Average Interest Rate” shall mean, for any Payment Period, a fraction expressed as a percentage equal to the sum of (i) the Class A Note Rate in effect for such Payment Period multiplied by the Weighted Average Class Percentage for the Class A Notes for such Payment Period and (ii) the Class B Note Rate in effect for such Payment Period multiplied by the Weighted Average Class Percentage for the Class B Notes for such Payment Period.

“Weighted Average Notes Principal Balance” shall mean, for any Monthly Period, the result of (i) the sum of the aggregate outstanding principal balance of all outstanding Notes at the close of business on each Business Day during such Monthly Period divided by (ii) the actual number of Business Days during such Monthly Period.

“Weighted Average Series Allocation Percentage” shall mean, for any Monthly Period, the result of (i) the sum of the Series Allocation Percentage for the Series 2005-1 Notes at the close of business on each Business Day during such Monthly Period divided by (ii) the actual number of Business Days during such Monthly Period.

(b) The rules of construction set forth in Part II of Appendix A to the Indenture shall be applicable to this Series Supplement. References to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified.

ARTICLE II

CREATION OF THE SERIES 2005-1 NOTES

Section 2.01. Designation.

(a) There is hereby created a Series of Notes to be issued pursuant to the Indenture and this Series Supplement to be known as the “Series 2005-1 Floating Rate Asset Backed Notes.” Such Series shall be comprised of two classes: the Series 2005-1 Floating Rate Asset Backed Notes, Class A (the “Class A Notes”) and the Series 2005-1 Floating Rate Asset Backed Notes, Class B (the “Class B Notes” and, together with the Class A Notes, the “Series 2005-1 Notes”).

(b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Series Supplement shall govern.

(c) The Issuer shall issue and the Indenture Trustee shall authenticate and deliver to the Issuer the Class A Notes, in the form of Notes as described in Section 2.02 hereto, in the initial aggregate principal amount of $477,000,000 and the Class B Notes, in the form of Notes as described in Section 2.02 hereto, in the initial aggregate principal amount of $23,000,000.

Section 2.02. Denomination, Form, Book Entry Registration and Transfer Restrictions.

(a) The Series 2005-1 Notes shall be issued in minimum denominations of $100,000 and integral multiples of $l,000 in excess thereof.

(b) Upon original issuance, the Series 2005-1 Notes shall be issued as Book Entry Notes in the form of typewritten Global Notes (“Global Notes”).

(c) The Global Notes in substantially the form set forth in Exhibits A-1 and B-1, respectively, shall represent the Class A Notes and Class B Notes, respectively, which have been issued and sold to the initial purchasers pursuant to the Purchase Agreement and initially resold in reliance upon the exemption from registration under the Securities Act provided by Rule l44A under the Securities Act (the “Rule l44A Global Note”).

(d) The Global Notes in substantially the forms set forth in Exhibits A-2 and B-2, respectively, shall initially represent the Class A Notes and the Class B Notes, respectively, which have been initially sold to non-U.S. Persons in reliance on the exemption from registration under the Securities Act provided by Regulation S (the “Temporary Regulation S Global Notes”). The Temporary Regulation S Global Notes will not be exchangeable for Definitive Notes in any circumstances.

(e) Interests in the Temporary Regulation S Global Notes may be exchanged in accordance with the terms thereof for interests in the Permanent Regulation S Global Notes not earlier than the day following the last day of the Distribution Compliance Period (the “Exchange Date”). Such exchange shall be made only upon certification as to non-U.S. beneficial ownership.

(f) On or before the Exchange Date, the Indenture Trustee will execute one or more Global Notes (the “Permanent Regulation S Global Notes”) to be issued and delivered in exchange for all or part of the interests in the Temporary Regulation S Global Notes upon presentation to the Indenture Trustee through the Clearing Agency by Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme, Luxembourg of a certification of non-U.S. beneficial ownership, substantially in the form attached to the Temporary Regulation S Global Note.

(g) Each of the Global Notes will be in fully registered form, without interest coupons attached. Each of the Global Notes will be registered on the Note Register in the name of the Clearing Agency.

ARTICLE III

PAYMENTS TO SERIES 2005-1 HOLDERS AND

ALLOCATION AND APPLICATION OF FUNDS

Section 3.01. Interest. Interest on the Series 2005-1 Notes shall accrue during each Payment Period on the outstanding principal balance of the Series 2005-1 Notes at the Class A Note Rate or the Class B Note Rate, as applicable, in effect for such Payment Period calculated on the basis of a 360-day year and the actual number of days elapsed during such Payment Period (or, in the case of the Initial Payment Date, from the Series Issuance Date for the Series 2005-1 Notes to the end of such Payment Period). Accrued interest shall be due and payable to the Class A Holders in respect of the Class A Notes on each Payment Date and shall be paid from the deposits to the Series 2005-1 Note Distribution Account in respect of the payment of interest on the Class A Notes pursuant to Section 3.03. Accrued interest shall be due and payable to the Class B Holders in respect of the Class B Notes on each Payment Date and shall be paid in the amount of and from the deposits to the Series 2005-1 Note Distribution Account in respect of the payment of interest on the Class B Notes pursuant to Section 3.03. No interest shall be payable on the Class A Notes or the Class B Notes from and after such time as the outstanding principal balance of such Class A Notes or Class B Notes, as applicable, has been reduced to zero.

Section 3.02. Principal. Other than after the occurrence of an Event of Default and acceleration of the Series 2005-1 Notes in accordance with Section 5.2(a) of the Indenture, the principal of each class of the Series 2005-1 Notes shall be due and payable in full on the Stated Final Maturity Date for the Series 2005-1 Notes and, to the extent of funds available therefor, on each Payment Date occurring on and after the Series 2005-1 Principal Payment Commencement Date from funds deposited in the Series 2005-1 Note Distribution Account in the amounts and in accordance with the priorities set forth in Section 3.03 until the outstanding principal balance of the Series 2005-1 Notes has been reduced to zero. Payments to the Holders of the Class A Notes or the Class B Notes in respect of principal shall reduce the outstanding principal balance of the Class A Notes or the Class B Notes, as applicable.

Section 3.03. Allocations and Application of Funds.

(a) All funds and amounts allocated to the Series 2005-1 Notes pursuant to the Indenture, including Section 8.2(i) thereof, this Series Supplement and any other Basic Document shall be allocated and applied as set forth in this Section 3.03.

(b) On the Business Day immediately preceding the initial Payment Date occurring on or after the Series 2005-1 Principal Payment Commencement Date, the Servicer shall instruct the Indenture Trustee in writing to withdraw on that date (i) an amount equal to the EFA Allocable Amount with respect to the Series 2005-1 Notes for such Payment Date from the Excess Funding Account, to the extent of funds available therefor and (ii) an amount equal to the Series 2005-1 Interest Reserve Withdrawal Amount from the Series 2005-1 Interest Reserve Account, and deposit such amount in the Series 2005-1 Note Distribution Account in respect of the payment of principal on the Series 2005-1 Notes; provided that any amounts to be deposited therein in excess of the aggregate outstanding principal amount of the Series 2005-1 Notes shall instead be applied in accordance with Section 3.03(c).

(c) On the Business Day immediately preceding each Payment Date, the Servicer shall instruct the Indenture Trustee in writing to withdraw on that date (i) an amount equal to the Series Allocable Amount for the Series 2005-1 Notes for the related Payment Date from the Collection Account and (ii) an amount equal to the Series 2005-1 Interest Reserve Withdrawal Amount for such Payment Date from the Series 2005-1 Interest Reserve Account, in each case to the extent of funds available therefor, and apply the sum of such amounts on that date in the following order of priority (and only to the extent of funds remaining after all prior applications) to the following accounts:

(1)	first, the Class A Interest Distributable Amount with respect to such Payment Date shall be deposited in the Series 2005-1 Note Distribution Account in respect of the payment of interest on the Class A Notes;

(2)	second, the Class B Interest Distributable Amount with respect to such Payment Date shall be deposited in the Series 2005-1 Note Distribution Account in respect of the payment of interest on the Class B Notes;

(3)	third, if such Payment Date will occur before the Series 2005-1 Principal Payment Commencement Date, the Series 2005-1 EFA Deposit Amount with respect to such Payment Date shall be deposited in the Excess Funding Account;

(4)	fourth, if such Payment Date will occur on or after the Series 2005-1 Principal Payment Commencement Date, the excess of the outstanding principal balance of the Series 2005-1 Notes over any deposits made or to be made to the Series 2005-1 Note Distribution Account pursuant to Section 3.03(b) on such Business Day shall be deposited in the Series 2005-1 Note Distribution Account in respect of the payment of principal on the Series 2005-1 Notes;

(5)	fifth, if such Payment Date will occur before the Series 2005-1 Principal Payment Commencement Date, the Series 2005-1 Interest Reserve Deposit Amount with respect to such Payment Date shall be deposited in the Series 2005-1 Interest Reserve Account;

(6)	sixth, if such Payment Date will occur before the Series 2005-1 Principal Payment Commencement Date, the Series 2005-1 Loss Reserve Deposit Amount with respect to such Payment Date shall be deposited in the Series 2005-1 Loss Reserve Account;

(7)	seventh, any remaining amounts will be deemed “Excess Collections” for purposes of the Indenture and shall be applied to make payments on other Series as provided in Section 8.2(f) of the Indenture; and

(8)	eighth, any remaining amounts shall be paid to or at the direction of the Issuer.

If the amounts made available to make the deposits and payments described in the preceding clauses (1), (2), (3) or (4) on the Business Day immediately preceding any Payment Date are insufficient for such purposes, the Servicer shall instruct the Indenture Trustee in writing to withdraw funds from the Series 2005-1 Loss Reserve Account, to the extent of the funds available therein, and apply such funds in the priority set forth above (but only on such Business Day to the extent necessary to make the deposits or payments specified in such clauses (1), (2), (3) and (4). If, after the application of the funds as provided in clauses (1) through (7) above, the funds on deposit in the Series 2005-1 Loss Reserve Account exceed the Series 2005-1 Loss Reserve Specified Balance or the funds on deposit in the Series 2005-1 Interest Reserve Account exceed the Series 2005-1 Interest Reserve Specified Balance, then the Servicer shall instruct the Indenture Trustee in writing to withdraw the amount of such excess from the Series 2005-1 Loss Reserve Account or the Series 2005-1 Interest Reserve Account, as applicable, for payment to or at the direction of the Issuer.

If the amounts available to make the deposits and payments described in the preceding clauses (1) through (7) and the application of funds available in the Series 2005-1 Loss Reserve Account in the preceding paragraph are insufficient for such purposes, the amount of the shortfall in such deposits and payments shall be the Series Shortfall for the Series 2005-1 Notes and any Excess Collections allocable to the Series 2005-1 Notes pursuant to Section 8.2(e) of the Indenture shall be applied to reduce such Series Shortfall by the Indenture Trustee in the priority set forth above.

If the Series 2005-1 Notes have been accelerated or declared immediately due and payable as provided in Section 5.2 of the Indenture following the occurrence of an Event of Default specified in Section 5.1(a) or (b) of the Indenture, until such time as all outstanding principal and interest on the Class A Notes has been paid in full, any amounts deposited in the Series 2005-1 Note Distribution Account shall be distributed to the Series 2005-1 Holders in the following priority: (1) to the Class A Holders for the payment of interest and then principal on the Class A Notes and (2) to the Class B Holders for the payment of interest and then principal on the Class B Notes.

Notwithstanding anything to the contrary herein, in no event shall any amount be deposited in the Series 2005-1 Note Distribution Account with respect to principal in respect of the Class B Notes until all principal and interest payable in respect of the Class A Notes has been deposited in the Series 2005-1 Note Distribution Account for payment to the Class A Holders on the related Payment Date and any such deposits to be made in respect of principal of the Class B Notes shall instead be made in respect of the payment of interest and principal on the Class A Notes.

Section 3.04. Establishment of the Series 2005-1 Accounts.

(a) The Servicer, for the benefit of the Series 2005-1 Holders, shall cause to be established and maintained in the name of the Indenture Trustee an Eligible Deposit Account (the “Series 2005-1 Note Distribution Account”) which shall be identified as the “Series 2005-1 Note Distribution Account for Truck Retail Instalment Paper Corp.” and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-1 Holders. After the Series Issuance Date for the Series 2005-1 Notes, deposits to and withdrawals from the Series 2005-1 Note Distribution Account shall be made as provided in the Indenture and this Series Supplement.

(b) The Servicer, for the benefit of the Series 2005-1 Holders, shall cause to be established and maintained in the name of the Indenture Trustee, an Eligible Deposit Account (the “Series 2005-1 Loss Reserve Account”) which shall be identified as the “Series 2005-1 Loss Reserve Account for Truck Retail Instalment Paper Corp.” and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-1 Holders. On or before the Series Issuance Date for the Series 2005-1 Notes, the Issuer shall cause to be deposited in the Series 2005-1 Loss Reserve Account an amount of cash or Eligible Investments equal to the Series 2005-1 Loss Reserve Specified Balance as of the Series Issuance Date for the Series 2005-1 Notes. If, on the Series Issuance Date for the Series 2005-1 Notes or on any Purchase Date or Sale Date, after giving effect to all transactions on such date, the amount of funds in the Series 2005-1 Loss Reserve Account exceeds the Series 2005-1 Loss Reserve Specified Balance, then the Servicer may instruct the Indenture Trustee in writing to withdraw the amount of such excess for payment to or at the direction of the Issuer. On any date, the Issuer may, at its option, add funds to the Series 2005-1 Loss Reserve Account. After the Series Issuance Date for the Series 2005-1 Notes, deposits to and withdrawals from the Series 2005-1 Loss Reserve Account shall be made as provided in the Indenture and this Series Supplement.

(c) The Servicer, for the benefit of the Series 2005-1 Holders, shall cause to be established and maintained in the name of the Indenture Trustee, an Eligible Deposit Account (the “Series 2005-1 Interest Reserve Account”) which shall be identified as the “Series 2005-1 Interest Reserve Account for Truck Retail Instalment Paper Corp.” and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-1 Holders. On or before the Series Issuance Date for the Series 2005-1 Notes, the Issuer shall cause to be deposited in the Series 2005-1 Interest Reserve Account an amount of cash or Eligible Investments equal to the Series 2005-1 Interest Reserve Specified Balance on such date. If, on the Series Issuance Date for the Series 2005-1 Notes or on any Purchase Date or Sale Date, after giving effect to all transactions on such date, the amount of funds in the Series 2005-1 Interest Reserve Account exceeds the Series 2005-1 Interest Reserve Specified Balance, then the Servicer may instruct the Indenture Trustee in writing to withdraw the amount of such excess for payment to or at the direction of the Issuer. On any date, the Issuer may, at its option, add funds to the Series 2005-1 Interest Reserve Account. After the Series Issuance Date for the Series 2005-1 Notes, deposits to and withdrawals from the Series 2005-1 Interest Reserve Account shall be made as provided in the Indenture and this Series Supplement.

(d) Schedule 1, which is hereby incorporated into and made part of this Series Supplement, identifies each Series 2005-1 Reserve Account and the Series 2005-1 Note Distribution Account by setting forth the account number of each such account, the account designation of each such account and the name of the institution with which such account has been established. If a substitute account for any of such accounts is established pursuant to Section 2.02 of the Servicing Agreement, the Servicer shall provide to the Indenture Trustee an amended Schedule I, setting forth the relevant information for such substitute account.

(e) All Eligible Investments in the Series 2005-1 Reserve Accounts and the Series 2005-1 Note Distribution Account shall be held by the Indenture Trustee solely for the benefit of the Series 2005-1 Holders. Pursuant to the authority granted to the Servicer in Section 8.2 of the Indenture and Section 2.01 and Section 2.02 of the Servicing Agreement, the Servicer shall have the power, revocable by the Indenture Trustee to instruct the Indenture Trustee in writing to make withdrawals and payments from the Series 2005-1 Reserve Accounts for the purposes of carrying out the Servicer’s or Indenture Trustee’s duties hereunder.

ARTICLE IV

DISTRIBUTIONS AND REPORTS

TO SERIES 2005-1 HOLDERS

Section 4.01. Distributions.

(a) All deposits to the Series 2005-1 Note Distribution Account shall be held in trust for the benefit of the Series 2005-1 Holders entitled thereto (unless the Paying Agent is the Indenture Trustee) and all distributions from the Series 2005-1 Note Distribution Account shall be to the holders of the class of the Series 2005-1 Notes in respect of which such deposit has been made and for the purpose for which such deposit has been made, in each case as specified in this Series Supplement, and no amounts so withdrawn from the Series 2005-1 Note Distribution Account for payments on the Series 2005-1 Notes shall be paid over to the Issuer or to any other Noteholders.

(b) On each Payment Date, the Indenture Trustee shall distribute to each Series 2005-1 Holder of record on the preceding Record Date (other than as provided in Section 2.7(c) of the Indenture respecting a final distribution) such Series 2005-1 Holder’s pro rata share (based on the aggregate principal balance of the Series 2005-1 Notes held by such Series 2005-1 Holder) of the amounts on deposit in the Series 2005-1 Note Distribution Account which have been deposited in respect of the payment of principal, interest or otherwise in respect of the Series 2005-1 Notes held by such Series 2005-1 Holder on such Payment Date pursuant to Sections 3.03(b) and (c), in each case in accordance with this Series Supplement and the Indenture.

(c) Except as provided in Section 2.7(c) of the Indenture with respect to a final distribution, distributions to Series 2005-1 Holders hereunder shall be made by check mailed to each Series 2005-1 Holder at such Noteholder’s address appearing in the Note Register without presentation or surrender of any Series 2005-1 Note or the making of any notation thereon; provided, however, that, with respect to Series 2005-1 Notes registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

Section 4.02. Reports and Statements to Series 2005-1 Holders.

(a) On or prior to each Payment Date, commencing with the Initial Payment Date, the Servicer will provide to the Indenture Trustee, and on each Payment Date, the Indenture Trustee shall forward to each Series 2005-1 Holder (provided the Indenture Trustee has received such report from the Servicer), a statement prepared by the Servicer, substantially in the form attached as Exhibit C hereto, setting forth the following information relating to the Issuer and the Series 2005-1 Notes:

(1)	the total amount to be paid to Class A Holders and Class B Holders on such Payment Date;

(2)	the amount, if any, of the payment allocable to principal on the Class A Notes and Class B Notes on such Payment Date;

(3)	the amount, if any, of the payment allocable to interest on the Class A Notes and Class B Notes on such Payment Date;

(4)	the expected outstanding principal balance of the Class A Notes and the Class B Notes, after giving effect to all payments reported under (2) above on such Payment Date;

(5)	the Total Collected Amount for the related Monthly Period, the Total Available Amount for such Payment Date and the Series Allocable Amount for the Series 2005-1 Notes for the related Monthly Period;

(6)	the Series 2005-1 Loss Reserve Specified Balance for such Payment Date, the amount to be deposited or withdrawn from the Series 2005-1 Loss Reserve Account on such Payment Date and the balance of the Series 2005-1 Loss Reserve Account after such deposits and withdrawals;

(7)	the Series 2005-1 Interest Reserve Specified Balance for such Payment Date, the amount to be deposited or withdrawn from the Series 2005-1 Interest Reserve Account on such Payment Date and the balance of the Series 2005-1 Interest Reserve Account after such deposits and withdrawals;

(8)	the amount of the Total Servicing Fee payable to the Servicer with respect to the related Monthly Period; and

(9)	the Combined Three-Month Net Loss Percentage and the Combined Twelve-Month Net Loss Percentage for the Reference Date, and the NSP Delinquency Percentage for the related Monthly Period and, if an Aged Pool Period is then in effect, the Issuer Net Loss Percentage and the Issuer Delinquency Percentage for the related Monthly Period.

Each amount set forth pursuant to subclauses (1), (2) and (3) will be expressed as a dollar amount per $1,000 of the initial outstanding principal balance of the Series 2005-1 Notes.

(b) A copy of each statement provided pursuant to paragraph (a) will be made available for inspection at the Corporate Trust Office of the Indenture Trustee.

(c) On or before January 31 of each calendar year, beginning with January 31, 2006, the Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2005-1 Holder, a report prepared by the Servicer containing the information which is required to be contained in the statement to Series 2005-1 Holders as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2005-1 Noteholder together with other information as is necessary to enable the Series 2005-1 Holders to prepare their tax returns. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee pursuant to any requirements of the Code as from time to time in effect.

ARTICLE V

AMORTIZATION EVENTS

Section 5.01. Additional Amortization Events.

(a) Except as provided in Section 5.01(b), the occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Indenture Trustee or the Series 2005-1 Holders, be deemed to be an Amortization Event, including for purposes of Section 5.17(c) of the Indenture, solely with respect to the Series 2005-1 Notes:

(1)	the Issuer shall fail to pay any interest on any Series 2005-1 Note as and when the same becomes due and payable, and such payment default shall continue unremedied for a period of 5 days;

(2)	the balance in the Series 2005-1 Loss Reserve Account equals zero after the application of funds pursuant to Sections 3.03(b) and (c) hereof;

(3)	at the close of business of any Payment Date, the balance in the Series 2005-1 Interest Reserve Account is less than one-sixth of the Series 2005-1 Interest Reserve Specified Balance after the application of funds in Sections 3.03(b) and (c) hereof;

(4)	the Combined Twelve-Month Net Loss Percentage for any Reference Date exceeds 7.00%;

(5)	the Three-Month Delinquency Percentage for any Reference Date exceeds 6.00%;

(6)	the Series 2005-1 Holders are not paid all outstanding principal and accrued interest on the Series 2005-1 Notes on or prior to the Targeted Final Payment Date for the Series 2005-1 Notes;

(7)	the occurrence of a Servicer Default that has a material adverse effect on the Series 2005-1 Holders;

(8)	the occurrence of a Receivable Purchase Termination Event under the Receivables Purchase Agreement that has a material adverse effect on the Series 2005-1 Holders;

(9)	the Lien on the Collateral created in favor of the Indenture Trustee on behalf of the holders of Notes shall become legally unenforceable;

(10)	the United States government or any agency or instrumentality thereof files a notice of a lien on the assets of either the Seller or the Issuer under Code Section 6323 or any similar statutory provision which is or may in the future be prior to the lien of the Indenture Trustee. on behalf of the Noteholders on the Collateral and such lien shall not have been terminated within 30 days.

(b) If an Amortization Event of the type described in clauses (1) through (6) or clause (9) or (10) of Section 5.01(a) should occur, such Amortization Event shall be deemed to have occurred on the day such Amortization Event occurs. If an Amortization Event of the type described in clause (7) or (8) of Section 5.01(a) should occur and be continuing, then and in every such case, unless the principal amount of the Series 2005-1 Notes shall have already become due and payable or an Amortization Event has been declared or has occurred with respect to a Series other than the Series 2005-1 or pursuant to the Indenture, either the Indenture Trustee or the Series 2005-1 Holders representing not less than a majority of the outstanding principal balance of the Controlling Class for the Series 2005-1 Notes must declare that the Amortization Event has occurred by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Series 2005-1 Holders) setting forth the Amortization Event, and until such declaration, such Amortization Event shall be deemed not to have occurred.

ARTICLE VI

OPTIONAL REDEMPTION, TRANSFER RESTRICTIONS

AND CERTAIN TERMS

Section 6.01. Optional Redemption.

(a) The Series 2005-1 Notes will be subject to optional redemption in full pursuant to Section 10.1(b) of the Indenture and Section 6.01(b) upon the terms and conditions set forth in this Section 6.01.

(b) On any date selected by the Issuer (the “Redemption Date”) which is a Payment Date occurring on or after April 15, 2010, the Issuer may, at its option, without premium or penalty, redeem the Series 2005-1 Notes in whole but not in part at a purchase price equal to the Redemption Price for such Payment Date; provided an amount at least equal to the aggregate Redemption Price shall be on deposit in the Excess Funding Account on or prior the date upon which notice of such redemption is given to the Indenture Trustee as provided in the following sentence. If the Redemption Date occurs on a date other than the Targeted Final Payment Date for the Series 2005-1 Notes, then the Issuer shall give the Indenture Trustee not more than 60 nor less than 10 days prior written notice of the Redemption Date. The Indenture

Trustee shall give notice of redemption by first-class mail, postage prepaid, mailed not more than 60 nor less than 10 days prior to the Redemption Date to each Series 2005-1 Holder as of the close of business on the Record Date related to such Payment Date at such Series 2005-1 Holder’s address appearing in the note register to be maintained by the Indenture Trustee. The notice of redemption of the Series 2005-1 Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. The failure to give notice of redemption, or any defect, therein, to any Series 2005-1 Holder will not impair or affect the validity of the redemption of any other Series 2005-1 Note. The Issuer shall furnish the Rating Agencies notice of any such redemption concurrently with notice to the Series 2005-1 Holders.

(c) The Series 2005-1 Notes shall, following notice of redemption, become due and payable on the Redemption Date at a price equal to the outstanding principal amount of the Series 2005-1 Notes, plus accrued and unpaid interest thereon at the Class A Rate or Class B Rate, as the case may be, to but excluding the Redemption Date (the “Redemption Price”) and (unless the Issuer defaults in the payment of the Redemption Price) no interest will accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purpose of calculating the Redemption Price.

(d) On the Business Day immediately preceding the Redemption Date, the Issuer shall instruct the Indenture Trustee in writing to withdraw on that date an amount equal to the EFA Allocable Amount with respect to the Series 2005-1 Notes for the Payment Date on which such Redemption Date occurs from the Excess Funding Account, to the extent of funds available therefor, and deposit the lesser of such amount or the principal portion of the Redemption Price in the Series 2005-1 Note Distribution Account in respect of the payment of the Redemption Price.

(e) On the Business Day immediately preceding the Redemption Date, the Issuer shall instruct the Indenture Trustee in writing to deposit in the Series 2005-1 Note Distribution Account, to the extent required such that the amounts on deposit therein, after the deposit pursuant to Section 3.03(d) shall equal the Redemption Price, all amounts on deposits in the Series 2005-1 Reserve Accounts and the amounts permitted to be withdrawn from the Collection Account on such Business Day pursuant to Section 3.03(c) hereof.

Section 6.02. Transfer Restrictions.

(a) During the period commencing on the Series Issuance Date for the Series 2005-1 Notes and ending on the 40th day thereafter (the “Distribution Compliance Period”), a beneficial interest in any Temporary Regulation S Global Note may not be transferred to a U.S. Person, unless the beneficial interest in the Temporary Regulation S Global Note is exchanged for a beneficial interest in the Rule 144A Global Note, and then only if such exchange occurs in connection with a transfer pursuant to Rule 144A under the Securities Act and the transferor first delivers to the Indenture Trustee a written certificate to the effect that such transfer is being made to a Person that the transferor reasonably believes is a QIB purchasing for its own account or the account of a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) (a “QIB”) in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with all applicable securities laws of all U.S. states and other jurisdictions.

(b) Beneficial interests in a Rule 144A Global Note may be transferred to a Person that takes delivery in the form of an interest in a Temporary Regulation S Global Note, prior to the expiration of the Distribution Compliance Period, only if the transferor first delivers to the Indenture Trustee a written certificate to the effect that such transfer is being made in accordance with Rule 904 of Regulation S under the Securities Act.

(c) Any beneficial interest in one of the Global Notes that is transferred to a Person that takes delivery in the form of an interest in another Global Note will, upon transfer, cease to be an interest in the first such Global Note and will become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to such beneficial interest in such other Global Note for so long as it remains such an interest.

(d) In addition to the foregoing restrictions, the transfer of the Series 2005-1 Notes, or beneficial interests therein, shall be subject to the restrictions set forth in the respective Global Notes attached hereto.

Section 6.03. Certain Terms Used in Basic Documents. The following terms used in the Basic Documents shall have the indicated meanings with respect to the Series 2005-1 Notes:

(a) The Series Issuance Date for the Series 2005-1 Notes shall be June 29, 2005.

(b) The Stated Final Maturity Date for the Series 2005-1 Notes shall be December 15, 2016.

(c) The Targeted Final Payment Date for the Series 2005-1 Notes shall be June 15, 2010.

(d) The Principal Payment Commencement Date for the Series 2005-1 Notes shall be the Series 2005-1 Principal Payment Commencement Date.

(e) The Specified Balance for the Series 2005-1 Loss Reserve Account shall be the Series 2005-1 Loss Reserve Specified Balance.

(f) The Specified Balance for the Series 2005-1 Interest Reserve Account shall be the Series 2005-1 Interest Reserve Specified Balance.

(g) The Series Shortfall for the Series 2005-1 Notes shall be the amount described as such in the last paragraph of Section 3.03 hereof.

(h) The Principal Distributable Amount for the Series 2005-1 Notes shall be the outstanding principal balance of the Series 2005-1 Notes.

(i) Excess Collections for the Series 2005-1 Notes shall have the meaning given to such term in clause (7) of Section 3.03(c) hereof.

(j) The Note Distribution Account for the Series 2005-1 Notes shall be the Series 2005-1 Note Distribution Account.

(k) The Rating Agencies rating the Series 2005-1 Notes shall be S&P and Moody’s.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.01. Ratification of Agreement. As supplemented by this Series Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 7.02. Counterparts. This Series Supplement may be executed in two or more counterparts (and by different parties on separate counterparts) each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 7.03. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, EXCEPT THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE INDENTURE TRUSTEE HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

Section 7.04. Consent to Amendment. By the acceptance of the Series 2005-1 Notes, each of the Series 2005-1 Noteholders hereby consents to the amendments set forth in that certain Supplement No. 3 to Indenture, dated as of the date hereof and attached hereto as Exhibit D, which amendments shall automatically become effective on the Amendment Effective Date.

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Series Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

TRUCK RETAIL INSTALMENT PAPER CORP.

By:	Navistar Financial Corporation

By:	/s/ Andrew J. Cederoth
Name:	Andrew J. Cederoth
Title:	Vice President & Treasurer

THE BANK OF NEW YORK,
as Indenture Trustee

By:	/s/ Jonathan Farber
Name:	Jonathan Farber
Title:	Assistant Vice President

Acknowledged and Accepted:

NAVISTAR FINANCIAL CORPORATION,
Servicer

By:	/s/ Andrew J. Cederoth
Name:	Andrew J. Cederoth
Title:	Vice President & Treasurer

EXHIBIT A-1

REGISTERED	$
No. R-1	CUSIP No. 897790AC5

[Form of Class A Rule 144A Global Note]

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE (OR AN INTEREST HEREIN) IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE (OR SUCH INTEREST) MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER (“RULE 144A”).

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFF SHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH OF CASES (1) THROUGH (III), IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

A-1-1

TRUCK RETAIL INSTALMENT PAPER CORP.

(A Delaware Corporation)

SERIES 2005-1 FLOATING RATE ASSET BACKED NOTES, CLASS A

RULE 144A GLOBAL NOTE

Evidencing an indebtedness of the Issuer, the assets of which consists of retail note receivables and an interest in retail lease receivables (collectively the “Receivables”) generated from time to time in the ordinary course of business by Navistar Financial Corporation, a Delaware corporation (“Navistar Financial”), and its affiliates. This Note (the “Note”) does not represent any interest in, or recourse obligation of, Navistar Financial or any of its affiliates (other than the Issuer).

Truck Retail Instalment Paper Corp., a Delaware corporation (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns (the “Noteholder”), the principal sum set forth on Schedule 1 to this Note (as maintained as described on the reverse side of this Note), at the times specified and in the amounts specified in the Indenture (as defined on the reverse side of this Note) and the Series 2005-1 Supplement; provided that the entire outstanding principal amount of this Note shall be due and payable on December 15, 2016 (the “Stated Final Maturity Date”). The Issuer shall pay interest on this Note on the dates, in the amounts and in the manner set forth in the Indenture and the Series 2005-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

A-1-2

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: June 29, 2005	TRUCK RETAIL INSTALMENT PAPER CORP.

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture and Series Supplement.

Dated: June 29, 2005	THE BANK OF NEW YORK,
not in its individual capacity but solely as
Indenture Trustee

By:
Name:
Title:

A-1-3

REVERSE OF NOTE

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Series 2005-1 Floating Rate Asset Backed Notes, Class A (herein called the “Class A Notes”), all issued under an Indenture, dated as of October 16, 2000 (as amended and supplemented from time to time, the “Indenture”), between the Issuer and The Bank of New York, a New York banking corporation, as indenture trustee (the “Indenture Trustee”, which term includes any successor trustee under the Indenture) as supplemented by the Series 2005-1 Supplement, dated as of June 29, 2005, between the Issuer and the Indenture Trustee (the “Series 2005-1 Supplement”), to which Indenture and Series 2005-1 Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Class A Notes are one of the duly authorized series of Notes of the Issuer issued and to be issued from time to time pursuant to the Indenture (collectively, as to all Notes of all such series, the “Notes”). The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the Holder of this Note (and each related Note Owner) by virtue of acceptance hereof (or of any interest herein) assents and by which such Person is bound. All capitalized terms used and not otherwise defined in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

Principal Amount. Upon initial issuance, this Rule 144A Global Note shall have an initial principal balance equal to the principal balance of the Class A Notes which were sold to the initial purchasers and initially resold in reliance on the exemption from registration under the Securities Act provided by Rule 144A. Such initial principal balance shall be indicated on Schedule 1 to this Rule 144A Global Note. Concurrently with the issuance of this Rule 144A Global Note, the Issuer will issue another Global Note (the “Temporary Regulation S Global Note”), the initial principal balance of which shall equal the principal amount of the Class A Notes which were sold to non-U.S. Persons in reliance on the exemption from registration under the Securities Act provided by Regulation S. Under certain circumstances, all or part of the interests in the Temporary Regulation S Global Note may be exchanged for interests in a permanent Global Note (the “Permanent Regulation S Global Note” and, together with the Temporary Regulation S Global Note, the “Regulation S Global Notes”).

Upon a transfer in compliance with the requirements of the Indenture by any Note Owner holding a beneficial interest in this Rule 144A Global Note of all or a portion of such beneficial interest to a non-U.S. Person who will hold such beneficial interest through either Regulation S Global Note, the principal amount represented by such transferred beneficial interest shall cease to be an interest in this Rule 144A Global Note and shall become an interest in the applicable Regulation S Global Note. Similarly, upon a transfer in compliance with the requirements of the Series 2005-1 Supplement by any Note Owner holding a beneficial interest in a Regulation S Global Note of all or a portion of such beneficial interest to a Person who will hold such beneficial interest through this Rule 144A Global Note, the principal amount represented by such transferred beneficial interest shall cease to be an interest in such Regulation S Global Note and shall become an interest in this Rule 144A Global Note. In either such case, the Issuer shall procure that the principal amount of this Rule 144A Global Note and of the Regulation S Global Note is increased or decreased appropriately and that the remaining principal balance of this Rule 144A Global Note is noted on Schedule 1 hereto, whereupon the principal amount of this Rule 144A Global Note shall be as most recently so noted.

A-1-4

Equally and Ratably Secured. The Class A Notes and all other series of Notes issued pursuant to the Indenture, except as otherwise provided thereunder, are and shall be equally and ratably secured by the Collateral as provided in the Indenture. The sole source of funds for payments on the Class A Notes and any other series or class of Notes will be the Collateral and the Holders of such Notes will not otherwise have recourse to the Issuer, Navistar Financial Corporation, their affiliates or any other person.

No Recourse Against Persons in Individual Capacity. Each Holder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any direct or indirect owner of the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any direct or indirect owner of the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person .may have expressly agreed (it being understood that the Indenture Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

No Petition Covenant. Each Holder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Holder will not, prior to the date which is one year and one day after the termination of such Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

Tax Characterization. Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

Ownership Treatment. Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

A-1-5

Amendments to Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Class A Holders under the Indenture at any time by the Issuer and the Indenture Trustee without the consent of the Holders of Notes. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Class A Holders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the principal amount of the outstanding Class A Notes. The Indenture also contains provisions permitting the Holders of Notes representing a majority of the principal amount of the outstanding Class A Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or anyone or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Class A Holders.

Miscellaneous.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer nor the Indenture Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that such

A-1-6

covenants, obligations and indemnifications have been made by the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Collateral for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note. Notwithstanding anything to the contrary herein, the Issuer shall make the payments required under this Indenture, the Series Supplements and the Notes from the Collateral.

A-1-7

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed:1

[1]	NOTE: The signature to this assignment must correspond with the name of the registered holder as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-1-8

Schedule 1

Payments and Transfers of Interests to Regulation S Global Note

Date of payment, delivery or cancellation	Principal amount of Rule 144A Global Note transferred to Reg. S Global Note	Principal amount of Reg. S Global Note transferred to Rule 144A Global Note	Remaining principal amount of Rule 144A Global Note	Authorized Signatory

A-1-9

EXHIBIT A-2

REGISTERED	$
No. R-l	CUSIP No. U89683AC7

[Form of Class A Temporary Regulation S Global Note]

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE U.S. SECURITIES ACT PROVIDED BY REGULATION S THEREUNDER (“REGULATION S”).

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE U.S. SECURITIES ACT) IN A TRANSACTION. MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S, OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, AND, IN EACH OF CASES (I) THROUGH (III), IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

A-2-1

TRUCK RETAIL INSTALMENT PAPER CORP.

(A Delaware Corporation)

SERIES 2005-1 FLOATING RATE ASSET BACKED NOTES, CLASS A

Evidencing an indebtedness of the Issuer, the assets of which consists of retail note receivables and an interest in retail lease receivables (collectively the “Receivables”) generated from time to time in the ordinary course of business by Navistar Financial Corporation, a Delaware corporation (“Navistar Financial”), and its affiliates. This Note (the “Note”) does not represent any interest in, or recourse obligation of, Navistar Financial or any of its affiliates (other than the Issuer).

Truck Retail Instalment Paper Corp., a Delaware corporation (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns (the “Noteholder”), the principal sum set forth on Schedule 1 to this Note (as maintained as described on the reverse side of this Note), at the times specified and in the amounts specified in the Indenture (as defined on the reverse side of this Note) and the Series 2005-1 Supplement; provided that the entire outstanding principal amount of this Note shall be due and payable on December 15, 2016 (the “Stated Final Maturity Date”). The Issuer shall pay interest on this Note on the dates, in. the amounts and in the manner set forth in the Indenture and the Series 2005-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

A-2-2

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: June 29, 2005	TRUCK RETAIL INSTALMENT PAPER CORP.

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture and Series Supplement.

Dated: June 29, 2005	THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

A-2-3

REVERSE OF NOTE

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Series 2005-1 Floating Rate Asset Backed Notes, Class A (herein called the “Class A Notes”), all issued under an Indenture, dated as of October 16, 2000 (as amended and supplemented from time to time, the “Indenture”), between the Issuer and The Bank of New York, a New York banking corporation, as indenture trustee (the “Indenture Trustee”, which term includes any successor trustee under the Indenture) as supplemented by the Series 2005-1 Supplement, dated as of June 29, 2005, between the Issuer and the Indenture Trustee (the “Series 2005-1 Supplement”) to which Indenture and Series 2005-1 Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Class A Notes are one of the duly authorized series of Notes of the Issuer issued and to be issued from time to time pursuant to the Indenture (collectively, as to all Notes of all such series, the “Notes”). The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the Holder of this Note (and each related Note Owner) by virtue of acceptance hereof (or of any interest herein) assents and by which such Person is bound. All capitalized terms used and not otherwise defined in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

Exchange for Permanent Regulation S Global Note. On or after 40 days after the date of issue of this Temporary Regulation S Global Note (the “Exchange Date”), the Issuer shall procure the delivery of a permanent global note (the “Permanent Regulation S Global Note”), in full or partial exchange for this Temporary Regulation S Global Note against:

(e) presentation and surrender of this Temporary Regulation S Global Note at the specified office of the Indenture Trustee; and

(f) receipt by the Indenture Trustee of a certificate or certificates issued by each Clearing Agency dated not earlier than the Exchange Date and in substantially the form set out in Exhibit A-3 to this Temporary Regulation S Global Note.

The principal amount of the Permanent Regulation S Global Note on such date shall be equal to the aggregate of the principal amounts specified in the certificates issued by the Clearing Agencies and received by the Indenture Trustee.

Any person who would, but for the provisions of this Temporary Regulation S Global Note, the Permanent Global Note and the Indenture, otherwise be entitled to receive a definitive Note or definitive Notes shall not be entitled to require the exchange of an appropriate part of this Temporary Regulation S Global Note for a like part of the Permanent Regulation S Global Note unless and until he shall have delivered or caused to be delivered to Euroclear Bank S.A./N.V. or Clearstream Banking, société anonyme, Luxembourg, a certificate substantially in the form of the certificate attached as Exhibit A-4 (copies of which form of certificate will be available at the offices of Euroclear Bank S.A./N.V. in Brussels and Clearstream Banking, société anonyme, Luxembourg, and the specified office of each of the Paying Agents).

A-2-4

Principal Amount. Upon initial issuance, this Temporary Regulation S Global Note shall have an initial principal balance equal to the principal balance of the Class A Notes which were sold to the Initial Purchasers and initially resold in reliance on the exemption from registration under the Securities Act provided by Regulation S. Such initial principal balance shall be indicated on Schedule 1 to this Temporary Regulation S Global Note. Concurrently with the issuance of this Temporary Regulation S Global Note, the Issuer will issue another Global Note (the “Rule 144A Global Note”), the initial principal balance of which shall equal the principal amount of the Class A Notes which were sold to the Initial Purchasers and initially resold in reliance on the exemption from registration under the Securities Act provided by Rule 144A.

Upon a transfer in compliance with the requirements of the Indenture by any Note Owner holding a beneficial interest in this Temporary Regulation S Global Note of all or a portion of such beneficial interest to a Person who will hold such beneficial interest through the Rule 144A Global Note, the principal amount represented by such transferred beneficial interest shall cease to be an interest in this Temporary Regulation S Global Note and shall become an interest in the Rule 144A Global Note. Similarly, upon a transfer in compliance with the requirements of the Series 2005-1 Supplement by any Note Owner holding a beneficial interest in the Rule 144A Global Note of all or a portion of such beneficial interest to a non-U.S. Person who will hold such beneficial interest through this Temporary Regulation S Global Note, the principal amount represented by such transferred beneficial interest shall cease to be an interest in the Rule 144A Global Note and shall become an interest in this Temporary Regulation S Global Note. In either such case, the Issuer shall procure that the principal amount of this Temporary Regulation S Global Note and of the Rule 144A Global Note is increased or decreased appropriately and that the remaining principal balance of this Temporary Regulation S Global Note is noted on Schedule 1 hereto, whereupon the principal amount of this Temporary Regulation S Global Note shall be as most recently so noted.

Equally and Ratably Secured. The Class A Notes and all other Notes issued pursuant to the Indenture, except as otherwise provided thereunder, are and shall be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture. The sole source of funds for payments on the Class A Notes and any other series or class of Notes will be the Collateral and the Holders of such Notes will not otherwise have recourse to the Issuer, Navistar Financial Corporation, their affiliates or any other person.

No Recourse Against Persons in Individual Capacity. Each Holder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any direct or indirect owner of the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any direct or indirect owner of the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

A-2-5

No Petition Covenant. Each Holder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Holder will not, prior to the date which is one year and one day after the termination of such Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

Tax Characterization. Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

Ownership Treatment. Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as maybe specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

Amendments to Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Class A Holders under the Indenture at any time by the Issuer and the Indenture Trustee without the consent of the Holders of Notes. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Class A Holders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the principal amount of the outstanding Class A Notes. The Indenture also contains provisions permitting the Holders of Notes representing a majority of the principal amount of the outstanding Class A Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or anyone or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Class A Holders.

A-2-6

Miscellaneous.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer nor the Indenture Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that such covenants, obligations and indemnifications have been made by the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Collateral for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note. Notwithstanding anything to the contrary herein, the Issuer shall make the payments required under this Indenture, the Series Supplements and the Notes from the Collateral.

A-2-7

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed:2

[2]	NOTE: The signature to this assignment must correspond with the name of the registered holder as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-2-8

EXHIBIT A-3

[Form of Euroclear/Clearstream Certification]

Truck Retail Instalment Paper Corp.

Series 2005-1 Floating Rate Asset Backed Notes, Class A

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our “Member Organizations”) substantially to the effect set forth in the Temporary Regulation S Global Note issued in respect of the Notes, as of the date hereof, $                 principal amount of the above-captioned Notes (which are Notes of the category contemplated in Section 230.903(b)(3) of Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”)), certifications that the Notes are beneficially owned by non-US. person(s). As used in this paragraph the term “U.S. person” has the meaning given to it in Rule 902(k) of Regulation S under the Securities Act. As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Regulation S Global Note excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

A-3-1

We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: [                    ]

Euroclear Bank S.A./N.V.
as operator of the Euroclear System

or

Clearstream Banking, société anonyme, Luxembourg

By:
Name:
Title:

A-3-2

EXHIBIT A-4

Truck Retail Instalment Paper Corp.

Series 2005-1 Floating Rate Asset Backed Notes, Class A

(the “Notes”)

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Notes held by you for our account (which Notes are of the category contemplated in Section 230.903(b)(3) of Regulation S under the U.S. Securities Act of 1933, as amended (the “Act”)), are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Notes in transactions meeting the requirements of Section 230.904 of Regulation S or which otherwise did not require registration under the Act. As used in this paragraph, the term “U.S. person” has the meaning given to it by Regulation S under the Act.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to $                     of such interest in the above Notes in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Notes (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:

By:

[Name of person giving certification]

(As, or as agent for, the beneficial owner(s) of the Notes to which this certification relates)

A-4-1

Schedule 1

Payments, Exchange for Permanent Regulation S Global Note and

Transfers of Interests to Rule 144A Global Note

Date of payment, delivery or cancellation	Principal amount of Temp. Reg. S Global Note exchanged for a like part of Permanent Reg. S Global Note	Principal amount of Rule 144A Global Note transferred to Temp. Reg. S Global Note	Remaining principal amount of this Temp. Reg. S Global Note	Authorized Signatory

A-4-2

EXHIBIT B-1

REGISTERED No.	$
R-1	CUSIP No. 897790AD3

[Form of Class B Rule 144A Global Note]

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE (OR AN INTEREST HEREIN) IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE (OR SUCH INTEREST) MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER (“RULE 144A”).

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFF SHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH OF CASES (I) THROUGH (III), IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

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TRUCK RETAIL INSTALMENT PAPER CORP.

(A Delaware Corporation)

SERIES 2005-1 FLOATING RATE ASSET BACKED NOTES, CLASS A

RULE 144A GLOBAL NOTE

Evidencing an indebtedness of the Issuer, the assets of which consists of retail note receivables and an interest in retail lease receivables (collectively the “Receivables”) generated from time to time in the ordinary course of business by Navistar Financial Corporation, a Delaware corporation (“Navistar Financial”), and its affiliates. This Note (the “Note”) does not represent any interest in, or recourse obligation of, Navistar Financial or any of its affiliates (other than the Issuer).

Truck Retail. Instalment Paper Corp., a Delaware corporation (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns (the “Noteholder”), the principal sum set forth on Schedule 1 to this Note (as maintained as described on the reverse side of this Note), at the times specified and in the amounts specified in the Indenture (as defined on the reverse side of this Note) and the Series 2005-1 Supplement; provided that the entire outstanding principal amount of this Note shall be due and payable on December 15, 2016 (the “Stated Final Maturity Date”). The Issuer shall pay interest on this Note on the dates, in the amounts and in the manner set forth in the Indenture and the Series 2005-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

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Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: June 29, 2005

TRUCK RETAIL INSTALMENT PAPER CORP.

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture and Series Supplement.

Dated: June 29, 2005

THE BANK OF NEW YORK,
not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

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REVERSE OF NOTE

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Series 2005-1 Floating Rate Asset Backed Notes, Class B (herein called the “Class B Notes”), all issued under an Indenture, dated as of October 16, 2000 (as amended and supplemented from time to time, the “Indenture”), between the Issuer and The Bank of New York, a New York banking corporation, as indenture trustee (the “Indenture Trustee”, which term includes any successor trustee under the Indenture) as supplemented by the Series 2005-1 Supplement, dated as of June 29, 2005, between the Issuer and the Indenture Trustee (the “Series 2005-1 Supplement”), to which Indenture and Series 2005-1 Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Class B Notes are one of the duly authorized series of Notes of the Issuer issued and to be issued from time to time pursuant to the Indenture (collectively, as to all Notes of all such series, the “Notes”). The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the Holder of this Note (and each related Note Owner) by virtue of acceptance hereof (or of any interest herein) assents and by which such Person is bound. All capitalized terms used and not otherwise defined in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

Principal Amount. Upon initial issuance, this Rule 144A Global Note shall have an initial principal balance equal to the principal balance of the Class B Notes which were sold to the initial purchasers and initially resold in reliance on the exemption from registration under the Securities Act provided by Rule 144A. Such initial principal balance shall be indicated on Schedule 1 to this Rule 144A Global Note. Concurrently with the issuance of this Rule 144A Global ‘Note, the Issuer will issue another Global Note (the “Temporary Regulation S Global Note”), the initial principal balance of which shall equal the principal amount of the Class B Notes which were sold to non-U.S. Persons in reliance on the exemption from registration under the Securities Act provided by Regulation S. Under certain circumstances, all or part of the interests in the Temporary Regulation S Global Note may be exchanged for interests in a permanent Global Note (the “Permanent Regulation S Global Note” and, together with the Temporary Regulation S Global Note, the “Regulation S Global Notes”).

Upon a transfer in compliance with the requirements of the Indenture by any Note Owner holding a beneficial interest in this Rule 144A Global Note of all or a portion of such beneficial interest to a non-U.S. Person who will hold such beneficial interest through either Regulation S Global Note, the principal amount represented by such transferred beneficial interest shall cease to be an interest in this Rule 144A Global Note and shall become an interest in the applicable Regulation S Global Note. Similarly, upon a transfer in compliance with the requirements of the Series 2005-1 Supplement by any Note Owner holding a beneficial interest in a Regulation S Global Note of all or a portion of such beneficial interest to a Person who will hold such beneficial interest through this Rule 144A Global Note, the principal amount represented by such transferred beneficial interest shall cease to be an interest in such Regulation S Global Note and shall become an interest in this Rule 144A Global Note. In either such case, the Issuer shall procure that the principal amount of this Rule 144A Global Note and of the Regulation S Global Note is increased or decreased appropriately and that the remaining principal balance of this Rule 144A Global Note is noted on Schedule 1 hereto, whereupon the principal amount of this Rule 144A Global Note shall be as most recently so noted.

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Subordination. The Class B Holder acknowledges and agrees that its right to receive payments in respect of this Class B Note are subordinated to the rights of the Class A Holders as and to the extent described in the Indenture and the Series 2005-1 Series Supplement.

Equally and Ratably Secured. The Class B Notes and all other series of Notes issued pursuant to the Indenture, except as otherwise provided thereunder, are and shall be equally and ratably secured by the Collateral as provided in the Indenture. The sole source of funds for payments on the Class B Notes and any other series or class of Notes will be the Collateral and the Holders of such Notes will not otherwise have recourse to the Issuer, Navistar Financial Corporation, their affiliates or any other person.

No Recourse Against Persons in Individual Capacity. Each Holder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any direct or indirect owner of the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any director indirect owner of the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

No Petition Covenant. Each Holder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Holder will not, prior to the date which is one year and one day after the termination of such Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

Tax Characterization. Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

Ownership Treatment. Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee

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may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

Amendments to Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Class B Holders under the Indenture at any time by the Issuer and the Indenture Trustee without the consent of the Holders of Notes. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Class B Holders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the principal amount of the outstanding Class B Notes. The Indenture also contains provisions permitting the Holders of Notes representing a majority of the principal amount of the outstanding Class B Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or anyone or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Class B Holders.

Miscellaneous.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer nor the Indenture Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective

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partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that such covenants, obligations and indemnifications have been made by the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Collateral for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note. Notwithstanding anything to the contrary herein, the Issuer shall make the payments required under this Indenture, the Series Supplements and the Notes from the Collateral.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed:3

[3]	NOTE: The signature to this assignment must correspond with the name of the registered holder as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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Schedule 1

Payments and Transfers of Interests to Regulation S Global Note

Date of payment, delivery or cancellation	Principal amount of rule 144A Global Note transferred to Reg. S Global Note	Principal amount of Reg. S Global Note transferred to Rule 144A Global Note	Remaining principal amount of Rule 144A Global Note	Authorized Signatory

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EXHIBIT B-2

REGISTERED	$
No. R-l	CUSIP No. U89683AD5

[Form of Class B Temporary Regulation S Global Note]

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE U.S. SECURITIES ACT PROVIDED BY REGULATION S THEREUNDER (“REGULATION S”).

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE U.S. SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S, OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, AND, IN EACH OF CASES (I) THROUGH (III), IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

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TRUCK RETAIL INSTALMENT PAPER CORP.

(A Delaware Corporation)

SERIES 2005-1 FLOATING RATE ASSET BACKED NOTES, CLASS A

Evidencing an indebtedness of the Issuer, the assets of which consists of retail note receivables and an interest in retail lease receivables (collectively the “Receivables”) generated from time to time in the ordinary course of business by Navistar Financial Corporation, a Delaware corporation (“Navistar Financial”), and its affiliates. This Note (the “Note”) does not represent any interest in, or recourse obligation of, Navistar Financial or any of its affiliates (other than the Issuer).

Truck Retail Instalment Paper Corp., a Delaware corporation (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns (the “Noteholder”), the principal sum set forth on Schedule I to this Note (as maintained as described on the reverse side of this Note), at the times specified and in the amounts specified in the Indenture (as defined on the reverse side of this Note) and the Series 2005-1 Supplement; provided that the entire outstanding principal amount of this Note shall be due and payable on December 15, 2016 (the “Stated Final Maturity Date”). The Issuer shall pay interest on this Note on the dates, in. the amounts and in the manner set forth in the Indenture and the Series 2005-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: June 29, 2005	TRUCK RETAIL INSTALMENT PAPER CORP.

By:
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture and Series Supplement.

Dated: June 29, 2005	THE BANK OF NEW YORK,
not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

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REVERSE OF NOTE

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Series 2005-1 Floating Rate Asset Backed Notes, Class B (herein called the “Class B Notes”), all issued under an Indenture, dated as of October 16, 2000 (the “Indenture”), between the Issuer and The Bank of New York, a New York banking corporation, as indenture trustee (the “Indenture Trustee”, which term includes any successor trustee under the Indenture) as supplemented by the Series 2005-1 Supplement, dated as of June 29, 2005, between the Issuer and the Indenture Trustee (the “Series 2005-1 Supplement”) to which Indenture and Series 2005-1 Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Class B Notes are one of the duly authorized series of Notes of the Issuer issued and to be issued from time to time pursuant to the Indenture (collectively, as to all Notes of all such series, the “Notes”). The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the Holder of this Note (and each related Note Owner) by virtue of acceptance hereof (or of any interest herein) assents and by which such Person is bound. All capitalized terms used and not otherwise defined in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

Exchange for Permanent Regulation S Global Note. On or after 40 days after the date of issue of this Temporary Regulation S Global Note (the “Exchange Date”), the Issuer shall procure the delivery of a permanent global note (the “Permanent Regulation S Global Note”), in full or partial exchange for this Temporary Regulation S Global Note against:

(g) presentation and surrender of this Temporary Regulation S Global Note at the specified office of the Indenture Trustee; and

(h) receipt by the Indenture Trustee of a certificate or certificates issued by each Clearing Agency dated not earlier than the Exchange Date and in substantially the form set out in Exhibit A-3 to this Temporary Regulation S Global Note.

The principal amount of the Permanent Regulation S Global Note on such date shall be equal to the aggregate of the principal amounts specified in the certificates issued by the Clearing Agencies and received by the Indenture Trustee.

Any person who would, but for the provisions of this Temporary Regulation S Global Note, the Permanent Global Note and the Indenture, otherwise be entitled to receive a definitive Note or definitive Notes shall not be entitled to require the exchange of an appropriate part of this Temporary Regulation S Global Note for a like part of the Permanent Regulation S Global Note unless and until he shall have delivered or caused to be delivered to Euroclear Bank S.A./N.V. or Clearstream Banking, société anonyme, Luxembourg, a certificate substantially in the form of the certificate attached as Exhibit A-4 (copies of which form of certificate will be available at the offices of Euroclear Bank S.A./N.V. in Brussels and Clearstream Banking, société anonyme, Luxembourg and the specified office of each of the Paying Agents).

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Principal Amount. Upon initial issuance, this Temporary Regulation S Global Note shall have an initial principal balance equal to the principal balance of the Class B Notes which were sold to the Initial Purchasers and initially resold in reliance on the exemption from registration under the Securities Act provided by Regulation S. Such initial principal balance shall be indicated on Schedule 1 to this Temporary Regulation S Global Note. Concurrently with the issuance of this Temporary Regulation S Global Note, the Issuer will issue another Global Note (the “Rule 144A Global Note”), the initial principal balance of which shall equal the principal amount of the Class B Notes which were sold to the Initial Purchasers and initially resold in reliance on the exemption from registration under the Securities Act provided by Rule 144A.

Upon a transfer in compliance with the requirements of the Indenture by any Note Owner holding a beneficial interest in this Temporary Regulation S Global Note of all or a portion of such beneficial interest to a Person who will hold such beneficial interest through the Rule 144A Global Note, the principal amount represented by such transferred beneficial interest shall cease to be an interest in this Temporary Regulation S Global Note and shall become an interest in the Rule 144A Global Note. Similarly, upon a transfer in compliance with the requirements of the Series 2005-1 Supplement by any Note Owner holding a beneficial interest in the Rule 144A Global Note of all or a portion of such beneficial interest to a non-U.S. Person who will hold such beneficial interest through this Temporary Regulation S Global Note, the principal amount represented by such transferred beneficial interest shall cease to be an interest in the Rule 144A Global Note and shall become an interest in this Temporary Regulation S Global Note. In either such case, the Issuer shall procure that the principal amount of this Temporary Regulation S Global Note and of the Rule 144A Global Note is increased or decreased appropriately and that the remaining principal balance of this Temporary Regulation S Global Note is noted on Schedule 1 hereto, whereupon the principal amount of this Temporary Regulation S Global Note shall be as most recently so noted.

Subordination. The Class B Holder acknowledges and agrees that its right to receive payments in respect of this Class B Note are subordinated to the rights of the Class A Holders as and to the extent described in the Indenture and the Series 2005-1 Series Supplement.

Equally and Ratably Secured. The Class B Notes and all other Notes issued pursuant to the Indenture, except as otherwise provided thereunder, are and shall be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture. The sole source of funds for payments on the Class B Notes and any other series or class of Notes will be the Collateral and the Holders of such Notes will not otherwise have recourse to the Issuer, Navistar Financial Corporation, their affiliates or any other person.

No Recourse Against Persons in Individual Capacity. Each Holder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any direct or indirect owner of the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any direct

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or indirect owner of the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

No Petition Covenant. Each Holder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Holder will not, prior to the date which is one year and one day after the termination of such Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

Tax Characterization. Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note; unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, and any other taxes imposed upon, measured by or based upon gross or net income.

Ownership Treatment. Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

Amendments to Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Class B Holders under the Indenture at any time by the Issuer and the Indenture Trustee without the consent of the Holders of Notes. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Class B Holders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the principal amount of the outstanding Class B Notes. The Indenture also contains provisions permitting the Holders of Notes representing a majority of the principal amount of the outstanding Class B Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or anyone or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Class B Holders.

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Miscellaneous.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note and the Indenture shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer nor the Indenture Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that such covenants, obligations and indemnifications have been made by the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Collateral for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note. Notwithstanding anything to the contrary herein, the Issuer shall make the payments required under this Indenture, the Series Supplements and the Notes from the Collateral.

B-2-7

ASSIGNMENT

Social Security or taxpayer J.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guaranteed:4

[4]	NOTE: The signature to this assignment must correspond with the name of the registered holder as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

B-2-8

EXHIBIT B-3

[Form of Euroclear/Clearstream Certification]

Truck Retail Instalment Paper Corp.

Series 2005-1 Floating Rate Asset Backed Notes, Class B

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our “Member Organizations”) substantially to the effect set forth in the Temporary Regulation S Global Note issued in respect of the Notes, as of the date hereof, $                     principal amount of the above-captioned Notes (which are Notes of the category contemplated in Section 230.903(b)(3) of Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”)), certifications that the Notes are beneficially owned by non-U.S. person(s). As used in this paragraph the term “U.S. person” has the meaning given to it in Rule 902(k) of Regulation S under the Securities Act. As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Regulation S Global Note excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

B-3-1

We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: [                    ]

Euroclear Bank S.A./N.V.,
as operator of the Euroclear System

or

Clearstream Banking, société anonyme, Luxembourg

By:
Name:
Title:

B-3-2

EXHIBIT B-4

Truck Retail Instalment Paper Corp.

Series 2005-1 Floating Rate Asset Backed Notes, Class B

(the “Notes”)

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Notes held by you for our account (which Notes are of the category contemplated in Section 230.903(b)(3) of Regulation S under the U.S. Securities Act of 1933, as amended (the “Act”)), are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Notes in transactions meeting the requirements of Section 230.904 of Regulation S or which otherwise did not require registration under the Act. As used in this paragraph, the term “U.S. person” has the meaning given to it by Regulation S under the Act.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, an in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to $                     of such interest in the above Notes in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Notes (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:

By:

[Name of person giving certification]

(As, or as agent for, the beneficial owner(s) of the Notes to which this certification relates)

B-4-1

Schedule 1

Date of payment, delivery or cancellation	Principal amount of Temp. Reg. S Global Note exchanged for a like part of Permanent Reg. S Global Note	Principal amount of Rule 144A Global Note transferred to Temp. Reg. S Global Note	Principal Amount of Temp. Reg. S Global Note transferred to Rule 144A Global Note	Remaining principal amount of this Temp. Reg. S Global Note	Authorized Signatory

B-4-2

Exhibit C

Form of TRIP Series 2005-1

Monthly Report to Noteholders

For the Monthly Period ending

Payment Date is

I.	Payments to Class A Noteholders on the Payment Date

	Class A Note Rate for the Payment Date		%
	Interest payable to Class A Noteholders	$
	(Per $1000 Outstanding Class A Note principal balance)		$

	Principal payable to Class A Noteholders	$
	(Per $1000 Outstanding Class A note principal balance)		$

	Total Amount payable to Class A Noteholders	$
	(Per $1000 Outstanding Class A Note principal balance)		$

	Remaining principal balance of Class A Notes after Distributions		$

II.	Payments to Class B Noteholders on the Payment Date

	Class B Note Rate for the Payment Date		%
	Interest payable to Class B Noteholders	$
	(Per $1000 Outstanding Class B note principal balance)		$

	Principal payable to Class B Noteholders	$
	(Per $1000 Outstanding Class B note principal balance)		$

	Total Amount payable to Class B Noteholders	$
	(Per $1000 Outstanding Class B note principal balance)		$

	Remaining principal balance of Class B Notes after Distributions		$

III.	Collections:

	Collections Received during the Monthly Period	$

	Monthly Advances made by the Servicer	$

	Warranty Purchase Payments	$

	Administrative Purchase Payments	$

Investment Earnings:
	Collection Acct. Income	$
	Excess Funding Acct. Inc.	$

	Series 2005-1 Loss Reserve Acct. Inc.	$
	Series 200-1 Int. Reserve Acct. Inc.	$
	Series 200-1 Note Dist. Acct. Inc.	$
	Hedge Receipts	$

	Total Collected Amount for the Monthly Period	$

IV.	Servicing Fee

	Basic Servicing Fee	$
	Supplemental Servicing Fee	$

	Total Servicing Fee	$

V.	Available Amount
	Total Collected Amount	$
	Less: Total Servicing Fee Due Servicer	$
	Reimbursement of Outstanding Monthly Advances	$
	Reimbursement of Liquidation Expenses	$

	Total Available Amount	$

VI.	Series Allocable Amount

	Series 2005-1 Allocation Percentage	$
	Total Available Amount	$

	Series Allocable Amount - Series 2005-1	$

VII.	Funds Available for Distribution

	Series 2005-1 Allocable Amount	$
	Withdrawal from Interest Reserve Account	$
	Withdrawal from Loss Reserve Account	$
	Excess Collections from other Series	$
	EFA Allocable Amount	$

	Total Funds Available for Distribution	$

VIII.	Series Aggregate Discounted Asset Balance

	Series 2005-1 Allocation Percentage	$
	Aggregate Discounted Asset Balance	$

	Series 2005-1 Aggregate Discounted Asset Balance	$

IX.	Prior Month’s Ending Balance (or Initial Deposit)	$
	Plus: Monthly Investment Earnings	$

	Amounts Transferred to/<from> Loss Reserve Account	$
	Loss Reserve Balance	$

	Series 2005-1 Specified Loss Reserve Balance	$
	Deposit to/<Release from Loss Reserve Account	$

	Series 2005-1 Loss Reserve Account Ending Balance	$

X.	Series 2005-1 Interest Reserve Account

	Prior Month’s Ending Balance (or Initial Deposit)	$
	Plus: Monthly Investment Earnings	$
	Amounts Transferred to/<from Interest Reserve Account	$
	Interest Reserve Balance	$

	Series 2005-1 Specified Interest Reserve Balance	$
	Deposit to/<Release from> Interest Reserve Account	$

	Series 2005-1 Interest Reserve Account Ending Balance	$

XI.	Combined Three Month Loss Percentage

	Combined Net Losses — Prior 3 Months	$
	Three Month Liquidations Less 3 Month Net Losses	$

	Combined Three Month Loss Percentage		%

XII.	Combined Twelve Month Loss Percentage

	Combined Net Losses — Prior 12 Months	$
	Twelve Month Liquidations Less 12 Month Net Losses	$

	Combined Twelve Month Loss Percentage		%

XIII.	NSP Delinquency Percentage

	Agg. Contract Value - NSP Receivables 61 days or more past due	$
	Aggregate Contract Value of NSP Receivables	$

	NSP Delinquency Percentage		%

XIX.	(Section Completed During Aged Pool Period Only)

	Issuer Net Loss Percentage		%

	Issuer Delinquency Percentage		%

Navistar Financial Corporation, as Servicer

Name:
Title:

Exhibit D

Form of Supplement No. 3 to Indenture

D-1

SCHEDULE 1

SERIES 2005-1 ACCOUNTS

Series 2005-1 Note Distribution Account

The Bank of New York

ABA:

Account Number: 365115

Attn: Mr. Jonathan Farber

Series 2005-1 Interest Reserve Account

The Bank of New York

Account Number: 365117

Attn: Mr. Jonathan Farber

Series 2005-1 Loss Reserve Account

The Bank of New York

Account Number: 365116

Attn: Mr. Jonathan Farber

Excess Funding Account

The Bank of New York

Account Number: 266079

Attn: Mr. Jonathan Farber

Collection Account

The Bank of New York

Account Number: 266080

Attn: Mr. Jonathan Farber

Schedule 1-1